UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

RAYONIER ADVANCED MATERIALS INC.

2022 Annual Meeting
Vote by May 15, 2022
11:59 PM ET



RAYONIER
Advanced Materials

RAYONIER ADVANCED MATERIALS INC.
1301 RIVERPLACE BLVD
SUITE 2300
JACKSONVILLE, FL 32207

D72912-P70525

You invested in RAYONIER ADVANCED MATERIALS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2022.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 16, 2022
5:30 PM EDT

The DoubleTree Hotel
1201 Riverplace Boulevard
Jacksonville, FL 32207

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
1a. Thomas I. Morgan For 1b. Lisa M. Palumbo For 1c. Ivona Smith For
2. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors. For
3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the For supermajority voting provisions.
4. Advisory vote to approve the compensation of our named executive officers as disclosed in our Proxy Statement. For
5. Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the For Company for 2022.
NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then the proxy will be voted “For” all nominees, and “For” Proposals 2, 3, 4 and 5. The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D72913-P70525